THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2003

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved an amendment to the Investment Management Agreement between the Fund, on behalf of Lazard High Yield Portfolio (the "Portfolio"), and Lazard Asset Management LLC (the "Investment Manager"), dated as of January 13, 2003, to decrease the investment management fee paid by the Portfolio to the Investment Manager from .75% to .55% of the Portfolio's average daily net assets, effective as of January 1, 2004.

The following is a restatement of the tables on page 28 of the Prospectus:

                                                  Institutional        Open
                                                     Shares           Shares
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Shareholder Transaction Fees
Maximum Redemption Fee (as
a % of amount redeemed)
Charged only when selling or
exchanging shares you have owned
for 30 days or less.                                1.00%             1.00%
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Annual Portfolio Operating Expenses
--------------------------------------------------------------------------------
Management Fees                                      .55%              .55%
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Distribution and Service (12b-1) Fees                None              .25%
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Other Expenses                                      0.33%             1.48%
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Total Annual Portfolio Operating Expenses           0.88%             2.28%
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Fee Waiver and Expense Reimbursement*               0.33%             1.43%
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Net Expenses*                                       0.55%             0.85%
*	Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2004, to the extent Total Annual Portfolio Operating Expenses exceed 0.55% and 0.85% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.

Lazard High Yield Portfolio            1               3               5               10
                                      Year           Years           Years            Years

Institutional Shares                  $56             $291            $544           $1,269
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Open Shares                           $87             $616            $1,173         $2,692
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December 2, 2003